UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021 (February 9, 2021)

LAZARD GROWTH ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40035	98-1571783
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Rockefeller Plaza New York, New York	10112
(Address of principal executive offices)	(Zip Code)

(212) 632-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	LGACU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value	LGAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 12, 2021, Lazard Growth Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 57,500,000 units (the “Units”), including 7,500,000 Units sold upon exercise in full of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share of the Company, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $575,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252408) for the IPO, originally filed with the U.S. Securities and Exchange Commission on January 25, 2021 (as amended, the “Registration Statement”):

•	an Underwriting Agreement, dated February 9, 2021, between the Company and Goldman Sachs & Co. LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a Private Placement Warrants Purchase Agreement, dated February 9, 2021, between the Company and LGACo 1 LLC, a Delaware series limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

a Warrant Agreement, dated February 9, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

an Investment Management Trust Agreement, dated February 9, 2021 (the “Investment Management Trust Agreement”), between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a Registration and Shareholder Rights Agreement, dated February 9, 2021, among the Company, the Sponsor and certain other equity holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

a Letter Agreement, dated February 9, 2021, among the Company, the Sponsor and each officer and director of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference; and

•

an Administrative Support Agreement, dated February 9, 2021, between the Company and Lazard Group LLC, a Delaware limited liability company and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $13,500,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Memorandum and Articles of Association.

In connection with the IPO, the shareholders of the Company adopted the Amended and Restated Memorandum and Articles of Association of the Company (the “Amended Articles”), which is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $575,000,000, comprised of $563,500,000 of the proceeds from the IPO and $11,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the Amended Articles provide that the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of its initial business combination, or (2) to the holders (the “public shareholders”) of the Company’s Class A Ordinary Shares sold as part of the Units in the IPO (the “public shares”), until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those public shares that such public shareholders properly elected to redeem, subject to the limitations described in the Amended Articles, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended Articles (A) to modify the substance or timing of the Company’s obligation to provide holders of its Class A Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Company’s Class A Ordinary Shares and (c) the redemption of the Company’s public shares if the Company has not consummated its initial business combination within 24 months from the closing of the IPO or, as applicable, during any period beyond 24 months as a result of a shareholder vote to amend the Company’s Amended Articles, subject to the terms and conditions of the Investment Management Trust Agreement, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

On February 9, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 12, 2021, the Company issued a press release announcing the consummation of its IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated February 9, 2021, between the Company and Goldman Sachs & Co. LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated February 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Private Placement Warrants Purchase Agreement, dated February 9, 2021, between the Company and the Sponsor.

10.2	Investment Management Trust Agreement, dated February 9, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration and Shareholder Rights Agreement, dated February 9, 2021, among the Company, the Sponsor and certain other equity holders named therein.

10.4	Letter Agreement, dated February 9, 2021, among the Company, the Sponsor and the Company’s officers and directors.

10.5	Administrative Support Agreement, dated February 9, 2021, between the Company and Lazard Group LLC.

99.1	Press Release, dated February 9, 2021.

99.2	Press Release, dated February 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2021

LAZARD GROWTH ACQUISITION CORP. I

By:	/s/ Eyal Ofir
Name:	Eyal Ofir
Title:	Chief Executive Officer